                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED April 1, 1996

                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND

                        ------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about one of the funds in the Stagecoach Family of Funds -- the NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio (the "Master Portfolio") of Master Investment Trust (the "Master Trust"). The Master Portfolio has the same investment objective as the Fund.

             The Fund may withdraw its investment in the Master Portfolio at any time if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's then current Prospectus and SAI.

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, also dated April 1, 1996. All terms used in this SAI that are defined in the Fund's Prospectus have the meanings assigned in such Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling Wells Fargo Bank, N.A. ("Wells Fargo Bank") at 1-800-222-8222.

                               TABLE OF CONTENTS

                             --------------------

                                                                  Page
                                                                  ----
Introduction  . . . . . . . . . . . . . . . . . . . . . . . . .     3
Investment Restrictions   . . . . . . . . . . . . . . . . . . .     3
Additional Permitted Investment
   Activities   . . . . . . . . . . . . . . . . . . . . . . . .     6
Management  . . . . . . . . . . . . . . . . . . . . . . . . . .     9
Distribution Plan   . . . . . . . . . . . . . . . . . . . . . .    13
Calculation of Yield and Total Return   . . . . . . . . . . . .    14
Determination of Net Asset Value  . . . . . . . . . . . . . . .    17
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . .    18
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . .    19
Capital Stock   . . . . . . . . . . . . . . . . . . . . . . . .    23
Other   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
Independent Auditors  . . . . . . . . . . . . . . . . . . . . .    25
Financial Information   . . . . . . . . . . . . . . . . . . . .    26
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

                                  INTRODUCTION

             The Master Trust is a registered, open-end, management investment company. The Master Trust is a "series fund," which is a mutual fund divided into separate portfolios. The Master Trust currently offers eight diversified portfolios: the Asset Allocation, Capital Appreciation, Cash Investment Trust, Corporate Stock, Short-Term Municipal Income Short-Term Government-Corporate Income, Tax-Free Money Market and U.S. Government Allocation Master Portfolios. The Fund invests substantially all of its assets in the Tax-Free Money Market Master Portfolio, which has the same investment objective as the Fund.


                            INVESTMENT RESTRICTIONS

             The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies.

             The Fund and the Master Portfolio may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's or the Master Portfolio's investments in that industry would be 25% or more of the current value of the Fund's or the Master Portfolio's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities);
(ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks); and further provided that this investment restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

             (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund and Master Portfolio may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund and Master Portfolio may enter into futures and options contracts in accordance with their respective investment policies;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's or Master Portfolio's investment program (including the Fund's investments in the Master Portfolio) may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

             (6) issue senior securities, except that the Fund and Master Portfolio may each borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

             (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund and Master Portfolio may purchase securities with put rights in order to maintain liquidity;

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's or Master Portfolio's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's or Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; or

             (9) make loans, except that the Fund and Master Portfolio may each purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Portfolio.

             With regard to fundamental investment restriction number (1) above, the Fund and Master Portfolio intend to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund or Master Portfolio may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund or Master Portfolio holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The SEC staff's position is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company and Trust currently intend to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

             Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund and the Master Portfolio to comply with Rule 2a-7's diversification requirements.

             The Fund and the Master Portfolio are subject to the following non-fundamental policies.

             Neither the Fund nor the Master Portfolio may:

             (1) purchase or retain securities of any issuer if the Officers or Directors/Trustees of the Company, the Master Trust or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

             (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; and

             (4) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if, by reason thereof, the value of the Fund's or Master Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets.

             The Fund and the Master Portfolio may each invest in shares of other open-end, management investment companies, subject to the limitations of
Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the investment adviser will waive its advisory fees for that portion of the Fund's or the Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. In addition, these unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. However, the above restrictions do not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio.

             In addition, the Fund and the Master Portfolio each reserves the right to invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, illiquid securities and restricted securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund and the Master Portfolio will comply with such lower limit. The Fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

             Furthermore, the Fund and the Master Portfolio may not purchase or sell real estate limited partnership interests. The Fund and the Master Portfolio do not currently intend to make loans of their portfolio securities.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated and Downgraded Investments. The Master Portfolio may purchase instruments that are not rated if, in the opinion of Wells Fargo
Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Master Portfolio. The Master Portfolio may purchase unrated instruments only if they are purchased in accordance with the Master Portfolio's procedures adopted by the Master Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks", immediate sale of such security is not required, provided that the Board of Trustees has determined that disposal of the portfolio security would not be in the best interests of the Master Portfolio. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Part A and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments, provided that the Master Trust's Board of Trustees approves or ratifies such investments.

             Loans of Portfolio Securities. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Master Portfolio receives as collateral do not become part of the Master Portfolio's portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio are subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers are not permitted to be affiliated, directly or indirectly, with the Master Trust, the Company, the investment adviser, or the distributor.

             Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Master Portfolio may not invest 25% or more of its assets in foreign obligations.

             Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

             Municipal Bonds. The Master Portfolio may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Master Portfolio may not invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

             Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. Uncertainty concerning a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Master Portfolio's portfolio, will decline and (if purchased at par value) sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) would sell at a premium. Changes in the value of municipal securities held in the Master Portfolio's portfolio arising from these or other factors will cause changes in the net asset value per share of the Master Portfolio.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                               Principal Occupations
Name, Address and Age          Position        During Past 5 Years
---------------------          --------        ---------------------
Jack S. Euphrat, 73            Director        Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 44            Director,       Senior Vice President
                               Chairman and    of Stephens; Manager
                               President       of Financial Services
                                               Group; President of
                                               Stephens
                                               Insurance Services
                                               Inc.; Senior Vice
                                               President of Stephens
                                               Sports Management
                                               Inc.; and President of
                                               Investor Brokerage
                                               Insurance Inc.

Thomas S. Goho, 53             Director        T.B. Rose Faculty
321 Beechcliff Court                           Fellow-Business,
Winston-Salem, NC  27104                       Wake Forest University
                                               Calloway School, of
                                               Business and
                                               Accountancy; Associate
                                               Professor of Finance of
                                               the School of Business
                                               and Accounting at Wake
                                               Forest University since 1983.

*Zoe Ann Hines, 46             Director        Senior Vice President
                                               of Stephens and
                                               Director of Brokerage
                                               Accounting; and
                                               Secretary of Stephens
                                               Resource
                                               Management.

*W. Rodney Hughes, 69          Director        Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 77            Director        Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 51           Director        Private Investor; Real Estate
10 Legrae Street                               Developer; Chairman
Charleston, SC 29401                           of Renaissance
                                               Properties Ltd.;
                                               President of Morse
                                               Investment
                                               Corporation; and Co-
                                               Managing Partner of
                                               Main Street Ventures.

Richard H. Blank, Jr., 39      Chief           Associate of
                               Operating       Financial Services
                               Officer,        Group of Stephens;
                               Secretary and   Director of Stephens
                               Treasurer       Sports Management
                                               Inc.; and Director of
                                               Capo Inc.

                               COMPENSATION TABLE
                  For the Fiscal Year Ended December 31, 1995

                                                         Total Compensation
                              Aggregate Compensation      from Registrant
Name and Position                 from Registrant         and Fund Complex
-----------------             ----------------------     ------------------
Jack S. Euphrat                         $10,188                    $39,750
      Director

*R. Greg Feltus                          0                            0
      Director

Thomas S. Goho                           10,188                     39,750
      Director

*Zoe Ann Hines                           0                            0
      Director

*W. Rodney Hughes                        9,438                      37,000
      Director

Robert M. Joses                          9,938                      39,000
      Director

*J. Tucker Morse                         8,313                      33,250
      Director

             Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Each of the Directors and Officers of the Company serves in the identical capacity as Officers and Directors of Overland Express Funds, Inc. and Stagecoach Inc., and as Trustees and/or Officer of Stagecoach Trust, Master Investment Portfolio, Life & Annuity Trust, Master Investment Trust and Managed Series Investment Trust, each of which is a registered open-end management investment company and each of which is considered to be in the same "fund complex," as such term is defined in Form N-1A under the 1940 Act, as the Company. The Directors are compensated by other Companies and Trusts within the fund complex for their services as Directors/Trustees to such Companies and Trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             Investment Adviser. The Fund has not engaged an investment adviser. The Master Portfolio is advised by Wells Fargo Bank pursuant to an Investment Advisory Contract approved by the Board of Trustees of the Master Trust. The Investment Advisory Contract for the Master Portfolio provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Investment Advisory Contract, Wells Fargo Bank also furnishes to the Master Trust's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis, and statistical and economic data, and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's portfolio.

             The Investment Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Master Trust's Board of Trustees and (ii) by a majority of the Trustees of the Master Trust who are not parties to the Investment Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             Administrator and Distributor. The Company has retained Stephens as administrator and distributor on behalf of the Fund. In addition, the Master Trust has retained Stephens as administrator on behalf of the Master Portfolio. Under the respective Administration Agreements between Stephens and the Company and the Master Trust, Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and Master Trust's Officers, Directors and Trustees. Stephens also furnishes office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with those ordinary clerical and bookkeeping services that are not being furnished by Wells Fargo Bank. Stephens also pays the compensation of the Master Trust's and Company's Directors/Trustees, Officers and employees who are affiliated with Stephens.

             The Investment Advisory Contract and Administration Agreements for the Master Portfolio or the Fund, respectively, provide that if, in any fiscal year, the total expenses of the Fund (including expenses relating to the Master Portfolio) incurred by, or allocated to, the Fund and the Master Portfolio (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under the Distribution Plan, but including the fees provided for in the Investment Advisory Contract and the Administration Agreements) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the Investment Advisory Contract and the Administration Agreements, respectively, for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The Investment Advisory Contract and the Administration Agreements for the Master Portfolio and the Fund, respectively, further provide that the Master Portfolio's and the Fund's total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the contract and the agreement shall be reduced as necessary. The most stringent applicable restriction limits these expenses for any fiscal year to 2.5% of the first $30 million of the Fund's average net assets, 2% of the next $70 million of average net assets, and 1.5% of the average net assets in excess of $100 million.

             Custodian And Transfer and Dividend Disbursing Agent. Wells Fargo Bank has been retained to act as custodian for both the Fund and the Master Portfolio. The custodian, among other things, maintains separate custody accounts in the names of the Fund and the Master Portfolio; receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. Wells Fargo Bank is not entitled to receive a fee for its services as transfer and dividend disbursing agent and custodian for both the Fund and the Master Portfolio.


                               DISTRIBUTION PLAN

             The Fund has adopted a Distribution Plan (the "Distribution Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. The Distribution Plan for the Fund was adopted by the Company's Board of Directors on October 10, 1995, including a majority of Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Distribution Plan (the "Qualified Directors").

             The Distribution Plan permits the Fund to pay Stephens, for distribution-related activities provided and related expenses incurred, a monthly fee at the annual rate of up to 0.05% of the average daily net assets of the Fund. The Distribution Plan authorizes Stephens to compensate broker/dealers or financial institutions that have entered into Selling Group Agreements with Stephens for distribution-related series.

             The Distribution Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Agreements related to the Distribution Plan also must be approved by such vote of the Directors and the Qualified Directors. Such Agreements terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

             The Distribution Plan requires the Company to provide to the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan and any related agreements. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.


                     CALCULATION OF YIELD AND TOTAL RETURN


             The Fund may advertise certain yield information. Yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven- or thirty-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7 or 365/30, as applicable) with the resulting yield figure carried to at least the nearest hundredth of one percent.

             Tax-equivalent yield for the Fund is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and then adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

             Effective yield and effective tax-equivalent yield for the Fund are calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven or thirty, as applicable, and subtracting one from the result.

             The yield for the Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the Fund's yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.


             Performance Comparisons. From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, Donoghue Taxable Money Market Fund Average, Salomon Three-Month Treasury Bill Index, Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), Dow Jones Industrial Average, Lehman Brothers 20+ Treasury Index, Lehman Brother 5-7 Year Treasury Index, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics and which is an established measure of change over time in the prices of goods and services in major expenditure groups), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

             The Fund's performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average, Morningstar, Inc., or other independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include in advertisements and other types of literature references to certain marketing approaches of the Distributor and may also refer to general mutual fund statistics provided by the Investment Company Institute.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

             The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as some of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Company also may disclose in sales literature the assets and categories of assets under management by the Fund's or Master Portfolio's investment adviser and its affiliates. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets under management by Wells Fargo Investment Management Group ("IMG"). As of December 31, 1995, IMG had $30.1 billion in assets under management.

             The Company also may discuss in advertisements and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poors Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             The Company also may discuss in advertisements and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, through investments in a Managed Sweep Account, National Tax-Free Money Market Checking Account or National Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any express transfer or "AutoSaver" plan offered in connection with a Sweep Account, a description of any automated teller machine ("ATM") or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share of the Fund is determined by the Custodian on each day the Fund is open for trading. The Fund's investments in the Master Portfolio are valued at the net asset value of the Master Portfolio's shares.

             As indicated in the Fund's Prospectus, the Master Portfolio uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Master Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Master Portfolio's portfolio on a particular day, a prospective investor in the Master Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Master Portfolio shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Master Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the

Master Trust's Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Master Trust's Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably possible, the Master Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Master Portfolio's portfolio holdings by the Master Trust's Board of Trustees, at such intervals as it may deem appropriate, to determine whether or not the Master Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by said Board of Trustees. If such deviation exceeds 1/2 of 1%, said Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                             PORTFOLIO TRANSACTIONS

             The Master Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Master Trust's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also purchases portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations, taxable money market securities, adjustable rate mortgage securities and collateralized mortgage obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Master Portfolio may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Master Trust's Board of Trustees.

             Wells Fargo Bank, as the Master Portfolio's investment adviser, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Master Portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Investment Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Master Portfolio may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Master Portfolio.

             Portfolio Turnover. Because the Master Portfolio's portfolio consists of securities with relatively short-term maturities, the Master Portfolio can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio (or the Fund), however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio (and, accordingly, the Fund) usually will not incur excessive transaction costs.


                              FEDERAL INCOME TAXES

             The Prospectus describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.

             Qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. For purposes of complying with these qualification requirements, the Fund will "look through" to the Master Portfolio's investments. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income and tax-exempt income earned in each year.

             Generally, dividends and distributions of capital gains are taxable to shareholders when they are received. However, dividends and distributions of capital gains declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be taxable to the recipient shareholders in the year in which the record date falls.

             In addition, a 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either distribute, or be deemed to distribute, all of its net investment income and net capital gains, by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the Fund is expected to consist of securities of foreign issuers, the Fund will not be eligible to elect to "pass through" foreign tax credits to shareholders.

             It is expected that the net income of the Fund will be a positive amount at the time of each determination thereof. If, however, the Fund's net income determined at any time is a negative amount (which could occur, for instance, upon non-payment of interest and/or principal by an issuer of a security held by the Master Portfolio), the Fund would, pursuant to a decision of the Board of Directors as provided by SEC rules, first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If, and to the extent that, such negative amount exceeds such declared dividends at the end of the month, the Fund will reduce the number of its outstanding shares by treating each shareholder as having been redeemed from the Fund that number of full and fractional shares in the account of such shareholder which represents the shareholder's proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such redemption in these circumstances by investing in the Fund.

             Although dividends will be declared daily based on each day's earnings, for federal income tax purposes the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. If during the year, the Fund had reduced the number of shares, as described above, due to such a shortfall, shareholders who had redeemed shares prior to such reduction could be deemed to have realized a capital gain to the extent of the reduction, while shareholders redeeming shares after the reduction could be deemed to have realized a capital loss to the extent of the reduction. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses except in certain cases where the Master Portfolio acquires a put thereon. Gain recognized on the disposition of a debt obligation (including, tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Master Portfolio held the debt obligation. Market discount earned on tax-exempt obligations will qualify as tax-exempt income. To the extent that the Master Portfolio, and thereby the Fund, recognizes long-term capital gains, such gains will be distributed at least annually, and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholder not later than 60 days after the close of the Fund's taxable year.

             If a shareholder receives a designated capital gain distribution with respect to a Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution thereon. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any tax-exempt interest dividends received by the shareholder-thereon. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions), the maximum individual rate applicable to net realized capital gains is 28% and the maximum corporate tax rate applicable to ordinary income and net realized capital gains is 35%.

             However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.

             Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. In addition, if a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

             If, in the opinion of the Fund, ownership of its shares has or may become concentrated to an extent that could cause the Fund to be deemed a personal holding company within the meaning of the Code, the Fund may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, non-resident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. resident or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Special Tax Considerations -- Federal. The portion of total dividends paid by the Fund with respect to any taxable year that qualifies for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's assets must consist of tax-exempt securities. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

             Shareholders who may be "substantial users" (or related persons of substantial users) with respect to municipal securities held by the Fund should consult their tax advisers to determine whether exempt-interest dividends paid by the Fund with respect to such obligations retain their federal and California tax exclusions.

             Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gains and ordinary income dividends, respectively. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for personal income tax purposes to the extent the shareholder receives exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of personal income tax.

             Other Matters. Fund shares would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.


                                 CAPITAL STOCK

             The Company, an open-end, management investment company, was incorporated in Maryland on September 9, 1991. The authorized capital stock of the Company consists of 17,000,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of thirteen series of shares, each representing an interest in one portfolio -- the Aggressive Growth Fund, the Asset Allocation Fund, California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Corporate Stock Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Money Market Mutual Fund, the National Tax-Free Money Market Mutual Fund, the Short-Intermediate U.S. Government Income Fund, and the U.S. Government Allocation Fund. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds.

             All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. As used in the Fund's Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             The Master Trust, a no-load, diversified, open-end management investment company, was organized as a Delaware business trust on August 15,
1991.    In accordance with Delaware law and in connection with the tax treatment sought by the Master Trust, the Master Trust's Declaration of Trust provides that its investors would be personally responsible for Master Trust liabilities and obligations, but only to the extent the Master Trust's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that the Master Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Master Trust, its investors, Trustees, Officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Master Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance exists and the Master Trust itself is unable to meet its obligations.

             The Declaration of Trust further provides that obligations of the Master Trust are not binding upon the Trustees individually but only upon the property of the Master Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. The Master Trust also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

             In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

             As of April 1, 1996, the shareholder identified below was known by the Company to own 25% or more of the Fund's outstanding shares:


                    Name and Address            Percentage           Capacity
Name of Fund         of Shareholder               of Fund             Owned
------------        ---------------------       ----------           --------
National Tax-Free   Stephens Inc.                  100%               Record
   Money Market     111 Center Street
   Mutual Fund      Little Rock, AR 72201

             Upon commencement of the public offering of the Funds shares, and thereafter, it is anticipated that Stephens Inc. will own a significantly smaller percentage of the Fund's shares and will no longer be considered a controlling person.

                                     OTHER

             The Registration Statements of the Company and the Master Trust, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP have been selected as the independent auditors for the Company and the Master Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report contained in the Company's Annual Report for the year ended December 31, 1995, as filed with the SEC on March 8, 1996 are hereby incorporated by reference into this SAI. The Company's Annual Report and the SAI will be sent free of charge to any shareholder who requests these documents.

                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.





                                      A-2